UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2015

SOURCE CAPITAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

811-1731	95-2559370
(Commission File Number)	(I.R.S. Employer Identification No.)

11601 Wilshire Blvd., Suite 1200

Los Angeles, CA  90025

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:  (310) 473-0225

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events

The Board of Directors of Source Capital, Inc. (the “Fund”) has approved a share repurchase plan on November 16, 2015. In addition, the Fund has announced that, effective on December 1, 2015, Eric Ende, the Fund’s portfolio manager, is retiring. Also effective that date, the Board of Directors of the Fund approved certain changes to the investment program of the Fund.  These matters are more fully described in a letter to the Fund’s shareholders dated November 17, 2015 and the press release published the same date, each of which is attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Letter to shareholders dated November 17, 2015
99.2	Press release dated November 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Source Capital, Inc.
(Registrant)

/s/ Francine S. Hayes
Name: Francine S. Hayes
Title: Secretary

Dated: November 17, 2015

Exhibit No.	Description

99.1	Letter to shareholders dated November 17, 2015
99.2	Press release dated November 17, 2015